UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-22406

Mirae Asset Discovery Funds

(Exact name of registrant as specified in charter)

625 Madison Avenue, 3rd Floor      New York, NY    10022

(Address of principal executive offices)                    (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Ste, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 205-8300

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds
Annual Report
April 30, 2018
Emerging Markets Fund
Asia Fund
Emerging Markets Great Consumer Fund

i

Shareholder Letter (Unaudited)	April 30, 2018

Dear Shareholder,
For the Funds’ fiscal year ending April 30, 2018, global financial markets closed markedly higher after a strong 12 months. Most stock markets around the world rebounded after a difficult prior year. Global equities, as measured by the MSCI All Country World Index, registered a total return of 14.51% for the fiscal year. Developed market equities, as represented by the MSCI World Index, returned 13.58%, while emerging market stocks, as represented by the MSCI Emerging Markets Index, posted a strong 21.89% return for investors. By comparison, the S&P 500 Index produced a total return of 13.06%.
The 12-month period saw several defining events in financial markets, including the continuation of US monetary policy normalization by the US Federal Reserve, escalation of trade negotiations between the US and various trading partners, increased tension in Syria translating into deeper sanctions on Russia, and potential peace on the Korean peninsula. Investors were also focused on rebounding energy prices, China’s focus on governance improvements, and elections or forthcoming elections in many emerging market economies including South Africa, Russia, India, Brazil, and Mexico.
The first nine months of the fiscal year were a continuation of last year’s strong performance, as markets benefitted from tax reform in the US, higher oil prices, and prospects for normalization of monetary policy across developed markets. The US dollar, as measured by the DXY index, also continued to trend weaker, creating an attractive environment for equities – specifically in emerging markets.
It was not until the end of the fiscal year that we saw a slight pullback in emerging market performance. Geopolitical tensions and government leaders publically criticizing private companies led to what we believe was a dislocation between market movements and company fundamentals. In addition, we saw a combination of short-term profit taking and a sharp appreciation of the US dollar. The trade dispute between the US and China, technical trading around the symbolic 3% threshold for 10-year treasury yields, and signs of economic deterioration coming out of Europe also added to the volatility in emerging markets.
China continues to walk a tight rope by tightening its economy as the external demand environment improves. The mandate remains multi-dimensional and includes growth stabilization, economic rebalancing, and supply-side structural reforms, all while maintaining financial stability. The Chinese government is focused on high quality growth, which we believe will be positive for environmental, healthcare, tourism, and high-end manufacturing companies, but negative for low value-add and high polluting businesses. From an investor perspective, it is also important to note, that China continues to focus on improving standards for corporate governance and oversight. On the political front, the Chinese Communist Party removed the two term limit for the presidency in a move that would allow President Xi Jinping to remain in office beyond 2023. We believe this is generally positive in the short to medium term as it will allow President Xi to continue with his economic reforms.
We continue to see positive reform stories in other areas of emerging markets as well. In South Africa, the election of Cyril Ramaphosa as the 13th president of the African National Congress party was well received by the market. Brazil also continued to display the power and independence of its government institutions, specifically its central bank and judiciary system. In other countries, Mexico has made significant progress in NAFTA* negotiations and Greece appears ready to emerge out of the International Monetary Fund’s bailout program.
Many of the macroeconomic factors that dominated financial markets during the fiscal year ended April 30, 2018 continue to command the market’s attention. Whether it be the direction of commodity prices, US interest rates, the US dollar, leading central bank policies, China’s economy, or overall global growth, the market has experienced a strong rebound and should continue to look at these drivers as a base for future performance.
Amid a backdrop where macro factors can prove erratic, we are encouraged by the investment opportunities offered by structural trends that can flourish in various environments. One such trend is the broad-scale consumption resulting from an expanding emerging market middle class. We firmly believe that the most effective way to invest in these durable, structural trends is to take a long-term and active investment approach.
As emerging market experts with roots in Asia and teams across the globe, Mirae Asset Global Investments pursues excellence in investment management to help our clients achieve their long-term objectives. This past fiscal year marked the seventh anniversary of our Emerging Markets and Asia mutual funds in the Mirae Asset Discovery Funds series. We remain encouraged by the earnings prospects of companies operating in the emerging markets, and hope that you share our enthusiasm for the future.
Best regards,
Peter Lee, Ph.D., CFA
Chief Executive Officer
Mirae Asset Discovery Funds
All index returns for the fiscal year are sourced from Bloomberg and are shown as total returns.
* NAFTA = North American Free Trade Agreement
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

Emerging Markets Fund
Manager Commentary
The Emerging Markets Fund (the “Fund”) – Class I Shares outperformed the Fund’s benchmark, the MSCI Emerging Markets Index, for the period May 1, 2017 through April 30, 2018. The Fund gained 22.17% whereas the benchmark returned 22.14%.
On a sector basis, Industrials and Consumer Discretionary were leading contributors to the Fund’s outperformance during the fiscal period, mainly due to stock selection. Utilities was the largest detractor due to stock selection. With regards to country exposure, South Africa and China were top contributors to relative performance primarily due to stock selection. Stock selection and allocation effects in South Korea, however, had the biggest negative impact. On a stock level, the top contributors were Ping An Insurance (Group) Company of China, Celltrion Healthcare Co., and Sunny Optical Technology (Group) Co. and the biggest detractors were Qudian, Inc., Mando Corp., and Tencent Holdings.
Emerging market equities continued their torrid pace through much of the past 12 months, but ended on a more tepid note. The asset class continued to see significant inflows driven by political and economic reform stories across the region, improving growth prospects in the US, and a strong environment for oil prices. Despite this favorable environment, we saw geopolitical rhetoric drive a dislocation between stock performance and fundamentals at the end of the fiscal year.
Emerging markets continued to benefit from both political and economic reform stories. South Africa saw a close election for the new leader of the African National Congress party, where market friendly Cyril Ramaphosa emerged victorious. The party was then quick to remove President Zuma from the executive branch and replace him with its new leader, which removed political uncertainty and positioned the government for much needed fiscal and government reforms. Brazil also continued to display the power and independence of its government institutions, specifically its central bank and judiciary system. Brazil’s central bank brought inflation within its target levels, which allowed it to move forward with an impactful rate-cutting cycle. On the judiciary side, the Brazilian Supreme Court brought former President Lula to trial on corruption charges, and sentenced him to prison. This move dramatically improved the 2018 Presidential election landscape for the country. In other countries, Mexico has made significant progress in NAFTA* negotiations, Greece appears ready to emerge out of the International Monetary Fund’s bailout program, and Egypt began a monetary easing cycle on top of a fiscal reform program.
In Asia ex-Japan, robust earnings in the region and a stable macroeconomic environment, particularly in China, led to strong gains in 2017. A supportive external environment boosted exports and growth turned stronger in most economies while inflation remained benign, allowing Asian central banks to maintain accommodative monetary policies. Following the 19th Chinese Communist Party Congress, the Chinese government stated their commitment to balanced growth and a more consumption-led economy, with a greater focus on innovation and the environment. The geopolitical tensions in the Korean peninsula saw a pattern of escalation and de-escalation throughout most of 2017. However, the situation has seen marked improvements this year with North Korean leader Kim Jung-un expressing a willingness to have diplomatic discussions with South Korea and the US. Tensions between China and South Korea have also improved. South Korea’s inbound tourist traffic growth turned positive in March 2018 for the first time since China’s travel ban was implemented a year ago. In India, the implementation of the goods and services tax in July 2017 caused some transitory disruptions to the economy. However, the economy was able to make a steady recovery and key macro indicators signaled robust underlying demand conditions.
The rebound in commodity prices was also a significant driver of the emerging market asset class last year. Oil rallied roughly 46%, iron ore rallied as much as 19% before ending the year down only about 7%, and copper prices moved up about 15%. The continued resilience in commodity prices came off a number of factors. First, the US dollar (as measured by the DXY) weakened roughly 7% over the period. Second, Chinese growth remained steady and the country’s supply side reforms (focused on reducing inefficient and high polluting production) continued to create favorable supply and demand dynamics. Lastly, the combination of strong developed market growth, expectations for an extension to OPEC** production target agreements, and geopolitical concerns in both Russia and the Middle East led to a sharp increase in energy prices. Global politics also displayed a tilt towards protectionism, which lead the market to believe that growth could be driven more by domestic resources and fiscal spending, which in our view generally bodes well for demand of commodities.
With a pick-up in growth, attractive valuations, and a low base for earnings, emerging markets continued to attract flows into the asset class. That said, end-of-the-period performance took a pause, in-line with the rest of the world, due to a combination of short-term profit taking and a sharp appreciation of the US dollar. The recent dollar spike saw the DXY strengthen about 3% in less than a month due to speculation that the trade war between the US and China might escalate, technical trading around the symbolic 3% threshold for 10 year treasury yields, and signs of economic deterioration coming out of Europe. Emerging market equities were also affected by the pullback in global tech shares and additional US sanctions on Russia.
With fundamentals still intact and emerging market economies looking their healthiest in recent history, we see the recent dislocation as a unique opportunity to build larger positions in high conviction positions. We continue to see a rare combination of attractive valuations, improving growth expectations, and positive reformation stories in emerging markets. We remain optimistic on emerging markets and firmly believe that a selective and active strategy is essential for responsibly navigating the asset class.
*NAFTA = North American Free Trade Agreement **OPEC = Organization of the Petroleum Exporting Countries.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.
Risk Factors
Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

Emerging Markets Fund
INVESTMENT OBJECTIVE
The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/18)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MALGX)	21.85%	6.47%	4.32%	6.81%	1.50%
Class A (with sales charge)(b)	14.83%	5.21%	3.51%	6.81%	1.50%
Class C (MCLGX)	20.86%	5.63%	3.51%	6.48%	2.25%
Class C (with sales charge)(c)	19.86%	5.63%	3.51%	6.48%	2.25%
Class I (MILGX)	22.17%	6.70%	4.58%	3.43%	1.25%
MSCI Emerging Markets Index(d)	22.14%	5.11%	4.08%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2017. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2018, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2018 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

Asia Fund
Manager Commentary
The Asia Fund (the “Fund”) – Class I Shares outperformed the Fund’s benchmark, the MSCI AC Asia ex-Japan Index, for the period May 1, 2017 through April 30, 2018. The Fund gained 25.56% whereas the benchmark returned 24.35%.
On a sector basis, Healthcare was the leading contributor to the Fund’s outperformance during the fiscal period due to stock selection and an overweight allocation. Stock selection in Information Technology also had a positive impact. Materials was the largest detractor due to stock selection and allocation effects. With regards to country exposure, China was the top contributor to relative performance due to stock selection and allocation effects. Stock selection and allocation effects in South Korea and India, however, had the biggest negative impact. On a stock level, the top contributors were Ping An Insurance (Group) Company of China, Celltrion Healthcare Co., and Sunny Optical Technology (Group) Co., and the biggest detractors were Qudian, Inc., Ctrip.com International, and Hanssem Co.
Asia ex-Japan equities posted strong gains in 2017, outperforming developed markets. Robust earnings in the region and a stable macroeconomic environment, particularly in China, underpinned the strong gains. A supportive external environment boosted exports and growth turned stronger in most economies while inflation remained benign, allowing Asian central banks to maintain accommodative monetary policies. In the first quarter of 2018, there was greater market volatility as investors became more concerned about inflation and the US interest rate outlook, as well as the risk of US protectionist measures, particularly the tariff and trade issues with China.
There has been growing evidence over the past year that the Chinese economy had progressed to a phase of transition. Following the 19th Chinese Communist Party Congress, the Chinese government stated their commitment to balanced growth and a more consumption-led economy, with a greater focus on innovation and the environment. The economy posted a 6.9% real GDP* growth rate for 2017 and 6.8% for the first quarter of 2018. Consumption remains the key driver, contributing to over 77% of GDP growth. Notably, the Chinese government’s efforts to rein in the corporate debt level appears to have been successful.
The geopolitical tensions in the Korean peninsula saw a pattern of escalation and de-escalation throughout most of 2017. However, the situation has seen marked improvements this year with North Korean leader Kim Jung-un expressing a willingness to have diplomatic discussions with South Korea and the US. THAAD** related tensions between China and South Korea have also improved, as China announced that retaliatory measures would be lifted. South Korea’s inbound tourist traffic growth turned positive in March 2018 for the first time since China’s travel ban was implemented a year ago.
In India, the implementation of the goods and services tax in July 2017 caused some transitory disruptions to the economy. However, the economy was able to make a steady recovery and key macro indicators signaled robust underlying demand conditions. It appears to us that market sentiment on the country’s rural recovery is also rising, as it is expected that the Indian government will likely focus more on rural development and social spending leading up to the 2019 general elections.
Elsewhere in Asia, the ASEAN*** region has benefitted from the global growth cycles supporting exports. Importantly, we believe healthier macro fundamentals compared to the ‘taper tantrum’ period in 2013 should enable most countries to be in a better position to handle rising US yields.
Overall, our current outlook remains positive for the year ahead. Although the cyclical recovery is maturing, we believe there is still room for growth as we see limited signs of overheating. The key areas we will be watching include US protectionism, China’s tightening policies and global geopolitical risks.
*Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.
**THAAD = Terminal High Altitude Area Defense.
***Association of Southeast Asia Nations (ASEAN) is the organization of countries in Southeast Asia set up to promote cultural, economic and political development in the region.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.
Risk Factors
Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

Asia Fund
INVESTMENT OBJECTIVE
The Asia Fund (“the Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/18)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MALAX)	25.25%	9.40%	7.02%	4.66%	1.50%
Class A (with sales charge)(b)	18.02%	8.12%	6.19%	4.66%	1.50%
Class C (MCLAX)	24.27%	8.57%	6.24%	6.12%	2.25%
Class C (with sales charge)(c)	23.27%	8.57%	6.24%	6.12%	2.25%
Class I (MILAX)	25.56%	9.65%	7.30%	2.27%	1.25%
MSCI All Country Asia ex-Japan Index(d)	24.35%	8.27%	6.93%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Asia Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2017. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2018, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2018 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

Emerging Markets Great Consumer Fund
Manager Commentary
The Emerging Markets Great Consumer Fund (the “Fund”) – Class I Shares outperformed the Fund’s benchmark, the MSCI Emerging Markets Index, for the period May 1, 2017 through April 30, 2018. The Fund gained 26.25% whereas the benchmark returned 22.14%.
On a sector basis, Industrials and Consumer Discretionary were leading contributors to the Fund’s outperformance during the fiscal period mainly due to stock selection. Healthcare was the largest detractor primarily due to stock selection. With regards to country exposure, China was the top contributor to relative performance due to stock selection and allocation effects. Stock selection in South Africa also had a positive impact on relative performance. Stock selection and allocation effects in South Korea and Indonesia, however, had the biggest negative impact. On a stock level, the top contributors were Alibaba Group Holding, TAL Education Group, and Ping An Insurance (Group) Company of China and the biggest detractors were Apollo Hospitals Enterprise, Universal Robina Corp., and Ctrip.com International.
Emerging market equities continued their torrid pace through much of the past 12 months, but ended on a more tepid note. The asset class continued to see significant inflows driven by political and economic reform stories across the region, improving growth prospects in the US, and a strong environment for oil prices. Despite this favorable environment, we saw geopolitical rhetoric drive a dislocation between stock performance and fundamentals at the end of the fiscal period.
Emerging markets continued to benefit from both political and economic reform stories. South Africa saw a close election for the new leader of the African National Congress party, where market friendly Cyril Ramaphosa emerged victorious. The party was then quick to remove President Zuma from the executive branch and replace him with its new leader, which removed political uncertainty and positioned the government for much needed fiscal and government reforms. Brazil also continued to display the power and independence of its government institutions, specifically its central bank and judiciary system. Brazil’s central bank brought inflation within its target levels, which allowed it to move forward with an impactful rate cutting cycle. On the judiciary side, the Brazilian Supreme Court brought former President Lula to trial on corruption charges, and sentenced him to prison. This move dramatically improved the 2018 Presidential election landscape for the country. In other countries, Mexico has made significant progress in NAFTA* negotiations, Greece appears ready to emerge out of the International Monetary Fund’s bailout program, and Egypt began a monetary easing cycle on top of a fiscal reform program.
In Asia ex-Japan, robust earnings in the region and a stable macroeconomic environment, particularly in China, led to strong gains in 2017. A supportive external environment boosted exports and growth turned stronger in most economies while inflation remained benign, allowing Asian central banks to maintain accommodative monetary policies. Following the 19th Chinese Communist Party Congress, the Chinese government stated their commitment to balanced growth and a more consumption-led economy. Real GDP** growth in China reached 6.9% in 2017 and 6.8% for the first quarter of 2018. Consumption remains the key growth driver, contributing to over 77% of GDP growth in the first quarter of this year. The geopolitical tensions in the Korean peninsula have seen marked improvements this year with North Korean leader Kim Jung-un expressing a willingness to have diplomatic discussions with South Korea and the US. Tensions between China and South Korea have also improved. South Korea’s inbound tourist traffic growth turned positive in March 2018 for the first time since China’s travel ban was implemented a year ago. In India, the implementation of the goods and services tax in July 2017 caused some transitory disruptions to the economy. However, the economy was able to make a steady recovery and key macro indicators signaled robust underlying demand conditions.
The rebound in commodity prices was also a significant driver of the emerging market asset class last year. Oil rallied roughly 46%, iron ore rallied as much as 19% before ending the year down only about 7%, and copper prices moved up about 15%. The continued resilience in commodity prices came off a number of factors. First, the US dollar (as measured by the DXY) weakened roughly 7% over the period. Second, Chinese growth remained steady and the country’s supply side reforms (focused on reducing inefficient and high polluting production) continued to create favorable supply and demand dynamics. Last, the combination of strong developed market growth, expectations for an extension to OPEC*** production target agreements, and geopolitical concerns in both Russia and the Middle East led to a sharp increase in energy prices. Global politics also displayed a tilt towards protectionism, which lead the market to believe that growth could be driven more by domestic resources and fiscal spending, which generally bodes well for demand of commodities.
With a pick-up in growth, attractive valuations, and a low base for earnings, emerging markets continued to attract flows into the asset class. That said, end-of-the-period performance took a pause, in-line with the rest of the world, due to a combination of short-term profit taking and a sharp appreciation of the US dollar. The recent dollar spike saw the DXY strengthen about 3% in less than a month due to speculation that the trade war between the US and China might escalate, technical trading around the symbolic 3% threshold for 10 year treasury yields, and signs of economic deterioration coming out of Europe. Emerging market equities were also affected by the pullback in global tech shares and additional US sanctions on Russia.
With fundamentals still intact and emerging market economies looking their healthiest in recent history, we see the recent dislocation as a unique opportunity to build larger positions in high conviction positions. We continue to see a rare combination of attractive valuations, improving growth outlooks, and positive reformation stories in emerging markets. We remain optimistic on emerging markets and firmly believe that a selective and active strategy is essential for responsibly navigating the asset class.
*NAFTA = North American Free Trade Agreement

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

**Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.
***OPEC = Organization of the Petroleum Exporting Countries.
Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. The performance quoted reflects fee waivers or expense reimbursements in effect and would have been lower in their absence. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.
Risk Factors
Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging Market Risk – Investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.
Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.
Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.
You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.
There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (Unaudited)	April 30, 2018

Emerging Markets Great Consumer Fund
INVESTMENT OBJECTIVE
The Emerging Markets Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.
FUND PERFORMANCE (AS OF 4/30/18)
	Average Annual Total Returns			Expense Ratios(a)
	One Year	Five Year	Since Inception (9/24/10)	Gross	Net
Class A (MECGX)	25.97%	4.32%	6.02%	2.05%	1.50%
Class A (with sales charge)(b)	18.74%	3.09%	5.19%	2.05%	1.50%
Class C (MCCGX)	25.00%	3.54%	5.21%	2.80%	2.25%
Class C (with sales charge)(c)	24.00%	3.54%	5.21%	2.80%	2.25%
Class I (MICGX)	26.25%	4.56%	6.26%	1.73%	1.25%
MSCI Emerging Markets Index(d)	22.14%	5.11%	4.08%
HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*
*
The chart represents historical performance of a hypothetical investment of  $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

(a)
The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated August 28, 2017. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2018, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund’s investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2018 can be found in the financial highlights.

(b)
Reflects the 5.75% maximum sales charge.

(c)
Reflects the 1.00% maximum deferred sales charge.

(d)
MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee waivers or reimbursements during the applicable periods. If such fee waivers or reimbursements had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Expense Examples (Unaudited)

As a Fund shareholder, you may incur three types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of  $1,000 invested at November 1, 2017 and held for the entire period from November 1, 2017 through April 30, 2018.
The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.
Fund		Beginning Account Value 11/1/17	Actual Ending Account Value 4/30/18	Hypothetical Ending Account Value 4/30/18	Actual Expenses Paid During Period 11/1/17 – 4/30/18(1)	Hypothetical Expenses Paid During Period 11/1/17 – 4/30/18(1)	Annualized Expense Ratio During Period 11/1/17 – 4/30/18
Emerging Markets Fund	Class A	$1,000.00	$1,032.20	$1,017.36	$7.56	$7.50	1.50%
	Class C	1,000.00	1,028.20	1,013.64	11.31	11.23	2.25%
	Class I	1,000.00	1,034.00	1,018.60	6.30	6.26	1.25%
Asia Fund	Class A	1,000.00	1,055.50	1,017.36	7.64	7.50	1.50%
	Class C	1,000.00	1,051.60	1,013.64	11.45	11.23	2.25%
	Class I	1,000.00	1,056.60	1,018.60	6.37	6.26	1.25%
Emerging Markets Great Consumer Fund	Class A	1,000.00	1,070.50	1,017.36	7.70	7.50	1.50%
	Class C	1,000.00	1,066.00	1,013.64	11.53	11.23	2.25%
	Class I	1,000.00	1,071.40	1,018.60	6.42	6.26	1.25%
(1)
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one-half year period).

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2018

	Shares	Value
Common Stocks (95.2%)
3SBio, Inc.* (Biotechnology)	608,000	$1,304,118
AIA Group Ltd. (Insurance)	267,000	2,383,898
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	18,164	3,243,000
Alsea SAB de CV (Hotels, Restaurants & Leisure)	137,881	511,962
Arvind Ltd. (Textiles, Apparel & Luxury Goods)	129,311	814,783
Baidu, Inc. ADR* (Internet Software & Services)	5,100	1,279,590
Banca Transilvania SA (Banks)	783,720	520,077
Banco do Brasil SA (Banks)	100,935	1,058,076
Brilliance China Automotive Holdings Ltd. (Automobiles)	588,000	1,055,330
Celltrion Healthcare Co. Ltd.* (Health Care Providers & Services)	102	8,459
Cemex SAB de CV ADR* (Construction Materials)	74,141	460,416
China Construction Bank Corp. (Banks)	1,967,000	2,062,712
China Vanke Co. Ltd. (Real Estate Management & Development)	247,100	1,025,096
Clicks Group Ltd. (Food & Staples Retailing)	55,300	938,767
Commercial International Bank (Banks)	127,400	678,190
Credicorp Ltd. (Banks)	2,881	669,804
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	490,000	1,243,732
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	20,213	826,712
Dalmia Bharat Ltd. (Construction Materials)	19,925	905,000
DP Eurasia NV* (Hotels, Restaurants & Leisure)	291,716	762,940
E-Mart Co. Ltd. (Food & Staples Retailing)	4,075	1,026,268
FirstRand Ltd. (Diversified Financial Services)	200,195	1,069,654
Future Retail Ltd.* (Multiline Retail)	143,225	1,287,576
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	171,000	1,496,270
Grupo Financiero Banorte Sab de CV (Banks)	126,200	789,375
Han’s Laser Technology Industry Group Co. Ltd., Class A (Machinery)	125,100	924,073
HDFC Bank Ltd. (Banks)	55,492	1,614,030
Hotel Shilla Co. Ltd. (Specialty Retail)	7,869	847,134
ICICI Bank Ltd. (Banks)	280,602	1,187,975
Idea Cellular Ltd.* (Wireless Telecommunication Services)	146,190	150,767
IHH Healthcare Berhad (Health Care Providers & Services)	794,400	1,230,205
KAZ Minerals PLC* (Metals & Mining)	34,221	432,550
Mando Corp. (Auto Components)	4,892	1,039,876
Maruti Suzuki India Ltd. (Automobiles)	8,474	1,113,670
Midea Group Co. Ltd., Class A (Household Durables)	151,193	1,236,258
Mr. Price Group Ltd. (Specialty Retail)	34,350	753,247
MRV Engenharia e Participacoes SA (Household Durables)	214,700	915,704
Naspers Ltd. (Media)	7,851	1,916,836
	Shares	Value
NCSOFT Corp. (Software)	1,346	$451,541
OAO Rosneft Oil Co. GDR (Oil, Gas & Consumable Fuels)	143,323	871,420
Pampa Energia SA ADR* (Electric Utilities)	6,652	379,430
Petrobras Distribuidora SA (Consumer Finance)	57,800	375,389
Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)	130,309	854,863
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	247,000	2,412,358
POSCO (Metals & Mining)	3,110	1,069,995
PT Bank Central Asia TBK (Banks)	679,100	1,074,019
Qudian, Inc. ADR* (Consumer Finance)	53,643	531,066
Raia Drogasil SA (Food & Staples Retailing)	55,400	1,086,839
Randon Participacoes SA (Machinery)	90,800	226,553
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	66,991	962,435
Rumo SA* (Road & Rail)	290,227	1,226,229
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	750	1,861,130
Samsung Sdi Co. Ltd. (Electronic Equipment, Instruments & Components)	4,425	754,032
Sberbank of Russia ADR (Banks)	42,830	633,164
SBI Life Insurance Co. Ltd. (Insurance)	114,153	1,269,019
Shinhan Financial Group Ltd. (Banks)	30,377	1,348,118
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	9,728	761,808
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	68,900	1,125,236
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	88,000	667,160
Tencent Holdings Ltd. (Internet Software & Services)	29,000	1,423,843
Turkiye Garanti Bankasi AG (Banks)	191,000	431,045
Vedanta Ltd. (Metals & Mining)	296,331	1,313,225
Vipshop Holdings Ltd. ADR* (Internet & Direct Marketing Retail)	88,807	1,374,732
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)	191,400	532,269
Wuliangye Yibin Co. Ltd., Class A (Beverages)	117,651	1,265,395
X5 Retail Group NV GDR* (Food & Staples Retailing)	18,920	538,020
Yandex NV* (Internet Software & Services)	18,380	613,157
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	31,903	1,364,172
TOTAL COMMON STOCKS (Cost $67,596,633)		69,581,792
TOTAL INVESTMENTS (Cost $67,596,633) – 95.2%		69,581,792
Other Net Assets (Liabilities) – 4.8%		3,474,035
NET ASSETS – 100.0%		$73,055,827

*
Non-income producing security

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2018

The Emerging Markets Fund invested in the following industries as of April 30, 2018:
	Value	% of Net Assets
Auto Components	$1,039,876	1.4%
Automobiles	2,169,000	2.9%
Banks	12,066,585	16.5%
Beverages	1,265,395	1.7%
Biotechnology	1,304,118	1.8%
Construction Materials	1,365,416	1.8%
Consumer Finance	906,455	1.2%
Diversified Financial Services	1,069,654	1.5%
Electric Utilities	379,430	0.5%
Electronic Equipment, Instruments & Components	1,879,268	2.5%
Food & Staples Retailing	4,122,163	5.6%
Health Care Providers & Services	1,238,664	1.7%
Hotels, Restaurants & Leisure	4,135,344	5.6%
Household Durables	2,151,962	3.0%
Insurance	6,065,275	8.5%
Internet & Direct Marketing Retail	2,201,444	3.0%
Internet Software & Services	6,559,590	9.0%
Machinery	1,150,626	1.6%
Media	1,916,836	2.6%
Metals & Mining	2,815,770	3.9%
Multiline Retail	1,287,576	1.8%
Oil, Gas & Consumable Fuels	2,688,718	3.7%
Pharmaceuticals	1,243,732	1.7%
Real Estate Management & Development	1,025,096	1.4%
Road & Rail	1,226,229	1.7%
Semiconductors & Semiconductor Equipment	1,428,968	1.9%
Software	451,541	0.6%
Specialty Retail	1,600,381	2.2%
Technology Hardware, Storage & Peripherals	1,861,130	2.6%
Textiles, Apparel & Luxury Goods	814,783	1.1%
Wireless Telecommunication Services	150,767	0.2%
Other Net Assets	3,474,035	4.8%
Total	$73,055,827	100.0%
The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2018:
	Value	% of Net Assets
Argentina	$379,430	0.5%
Brazil	5,743,653	7.9%
Cayman Islands	531,066	0.7%
China	19,503,123	26.8%
Egypt	678,190	0.9%
Hong Kong	6,179,230	8.5%
India	10,618,480	14.5%
Indonesia	1,074,019	1.5%
Mexico	2,294,022	3.1%
Netherlands	762,940	1.0%
Peru	669,804	0.9%
Romania	520,077	0.7%
Russia	2,655,761	3.6%
South Africa	4,678,504	6.4%
South Korea	10,398,566	14.2%
Taiwan	667,160	0.9%
Turkey	431,045	0.6%
United Kingdom	432,550	0.6%
United States	1,364,172	1.9%
Other Net Assets	3,474,035	4.8%
Total	$73,055,827	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2018

	Shares	Value
Common Stocks (99.2%)
3SBio, Inc.* (Biotechnology)	668,500	$1,433,886
AIA Group Ltd. (Insurance)	295,600	2,639,251
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	18,163	3,242,821
Arvind Ltd. (Textiles, Apparel & Luxury Goods)	158,987	1,001,771
Baidu, Inc. ADR* (Internet Software & Services)	4,424	1,109,982
Brilliance China Automotive Holdings Ltd. (Automobiles)	548,000	983,539
Celltrion Healthcare Co. Ltd.* (Health Care Providers & Services)	163	13,573
China Construction Bank Corp. (Banks)	2,055,000	2,154,994
China Vanke Co. Ltd. (Real Estate Management & Development)	240,700	998,545
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	550,000	1,396,026
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	22,881	935,833
Dalmia Bharat Ltd. (Construction Materials)	19,116	868,255
DBS Group Holdings Ltd. (Banks)	106,788	2,467,485
E-Mart Co. Ltd. (Food & Staples Retailing)	3,429	863,576
Future Retail Ltd.* (Multiline Retail)	161,388	1,450,859
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	161,000	1,408,769
Hanon Systems (Auto Components)	53,252	540,456
Han’s Laser Technology Industry Group Co. Ltd., Class A (Machinery)	116,000	856,854
HDFC Bank Ltd. (Banks)	55,056	1,601,348
Hotel Shilla Co. Ltd. (Specialty Retail)	8,075	869,311
HSBC Holdings PLC (Banks)	104,400	1,042,224
Idea Cellular Ltd.* (Wireless Telecommunication Services)	119,807	123,558
IHH Healthcare Berhad (Health Care Providers & Services)	744,700	1,153,241
Jiangsu Hengrui Medicine Co. Ltd., Class A (Pharmaceuticals)	95,898	1,255,308
Lemon Tree Hotels Ltd.* (Software)	822,469	931,109
Mando Corp. (Auto Components)	5,766	1,225,660
Maruti Suzuki India Ltd. (Automobiles)	7,181	943,741
Midea Group Co. Ltd., Class A (Household Durables)	134,999	1,103,845
NCSOFT Corp. (Software)	1,362	456,909
	Shares	Value
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	271,500	$2,651,641
POSCO (Metals & Mining)	2,912	1,001,873
PT Bank Central Asia TBK (Banks)	559,800	885,342
Qudian, Inc. ADR* (Consumer Finance)	66,850	661,815
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	73,120	1,050,488
Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,012	2,511,284
Samsung Sdi Co. Ltd. (Electronic Equipment, Instruments & Components)	6,083	1,036,560
SBI Life Insurance Co. Ltd. (Insurance)	117,906	1,310,740
Shanghai International Airport Co. Ltd., Class A (Transportation Infrastructure)	141,669	1,113,742
Shinhan Financial Group Ltd. (Banks)	35,645	1,581,909
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	12,166	952,729
Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	59,375	969,679
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	115,000	871,857
TAL Education Group ADR (Diversified Consumer Services)	29,229	1,064,520
Tencent Holdings Ltd. (Internet Software & Services)	40,400	1,983,560
Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	64,898	950,223
Vedanta Ltd. (Metals & Mining)	310,273	1,375,011
Vipshop Holdings Ltd. ADR* (Internet & Direct Marketing Retail)	101,755	1,575,167
Wuliangye Yibin Co. Ltd., Class A (Beverages)	137,676	1,480,774
Yes Bank Ltd. (Banks)	282,317	1,521,173
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	28,618	1,223,706
TOTAL COMMON STOCKS (Cost $56,361,596)		62,846,522
TOTAL INVESTMENTS (Cost $56,361,596) – 99.2%		62,846,522
Other Net Assets (Liabilities) – 0.8%		557,571
NET ASSETS – 100.0%		$63,404,093

*
Non-income producing security

ADR
American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2018

The Asia Fund invested in the following industries as of April 30, 2018:
	Value	% of Net Assets
Auto Components	$1,766,116	2.8%
Automobiles	1,927,280	3.1%
Banks	11,254,475	17.6%
Beverages	1,480,774	2.3%
Biotechnology	1,433,886	2.3%
Construction Materials	868,255	1.4%
Consumer Finance	661,815	1.0%
Diversified Consumer Services	1,064,520	1.7%
Electronic Equipment, Instruments & Components	2,006,239	3.1%
Food & Staples Retailing	863,576	1.4%
Health Care Providers & Services	1,166,814	1.8%
Hotels, Restaurants & Leisure	2,632,475	4.1%
Household Durables	1,103,845	1.7%
Insurance	6,601,632	10.5%
Internet & Direct Marketing Retail	2,511,000	4.0%
Internet Software & Services	6,336,363	9.9%
Machinery	856,854	1.4%
Metals & Mining	2,376,884	3.7%
Multiline Retail	1,450,859	2.3%
Oil, Gas & Consumable Fuels	1,050,488	1.7%
Pharmaceuticals	2,651,334	4.2%
Real Estate Management & Development	998,545	1.6%
Semiconductors & Semiconductor Equipment	1,824,586	2.9%
Software	1,388,018	2.2%
Specialty Retail	869,311	1.4%
Technology Hardware, Storage & Peripherals	2,511,284	4.0%
Textiles, Apparel & Luxury Goods	1,951,994	3.0%
Transportation Infrastructure	1,113,742	1.8%
Wireless Telecommunication Services	123,558	0.2%
Other Net Assets	557,571	0.9%
Total	$63,404,093	100.0%
The Asia Fund invested in securities with exposure to the following countries as of April 30, 2018:
	Value	% of Net Assets
Cayman Islands	$661,815	1.0%
China	23,931,151	37.7%
Hong Kong	7,469,809	11.8%
India	13,128,276	20.7%
Indonesia	885,342	1.4%
Singapore	2,467,485	3.9%
South Korea	12,207,081	19.3%
Taiwan	871,857	1.4%
United States	1,223,706	1.9%
Other Net Assets	557,571	0.9%
Total	$63,404,093	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2018

	Shares	Value
Common Stocks (95.6%)
AIA Group Ltd. (Insurance)	283,200	$2,528,539
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	109,117	19,481,749
Alsea SAB de CV (Hotels, Restaurants & Leisure)	751,572	2,790,641
AMOREPACIFIC Corp. (Personal Products)	19,215	6,245,260
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	244,896	3,998,847
Asian Paints Ltd. (Chemicals)	139,104	2,494,507
Banca Transilvania SA (Banks)	3,641,950	2,416,801
Banco do Brasil SA (Banks)	435,775	4,568,117
Bangkok Dusit Medical Services Public Co. Ltd. (Health Care Providers & Services)	5,909,100	4,209,027
Britannia Industries Ltd. (Food Products)	79,281	6,527,070
BYD Co. Ltd., H Shares (Automobiles)	348,000	2,416,906
China Merchants Bank Co. Ltd. (Banks)	1,655,500	7,221,205
Clicks Group Ltd. (Food & Staples Retailing)	207,900	3,529,288
Commercial International Bank (Banks)	510,700	2,718,616
Credicorp Ltd. (Banks)	12,320	2,864,277
Crompton Greaves Consumer Electricals (Household Durables)	673,054	2,366,695
Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	93,461	3,822,554
DP Eurasia NV* (Hotels, Restaurants & Leisure)	968,700	2,533,490
E-Mart Co. Ltd. (Food & Staples Retailing)	23,772	5,986,856
FirstRand Ltd. (Diversified Financial Services)	879,509	4,699,271
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	391,000	3,421,296
Godrej Consumer Products Ltd. (Personal Products)	204,058	3,407,272
Grupo Financiero Banorte Sab de CV (Banks)	578,700	3,619,738
Grupo Financiero Galicia ADR (Banks)	24,900	1,591,608
HDFC Bank Ltd. (Banks)	308,046	8,959,766
Hindustan Unilever Ltd. (Household Products)	175,551	3,954,702
Hotel Shilla Co. Ltd. (Specialty Retail)	17,993	1,937,029
IHH Healthcare Berhad (Health Care Providers & Services)	1,890,300	2,927,313
Inner Mongolia Yili Indsutrial Group Co. Ltd., Class A (Food Products)	235,100	976,002
JD.Com, Inc. ADR* (Internet & Direct Marketing Retail)	58,137	2,122,582
Jiangsu Hengrui Medicine Co. Ltd., Class A (Pharmaceuticals)	447,952	5,863,704
Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	250,200	1,375,067
KAZ Minerals PLC* (Metals & Mining)	127,400	1,610,324
Lojas Renner SA (Multiline Retail)	330,600	3,067,316
Midea Group Co. Ltd., Class A (Household Durables)	219,562	1,795,290
Mr. Price Group Ltd. (Specialty Retail)	138,200	3,030,531
MRV Engenharia e Participacoes SA (Household Durables)	405,200	1,728,193
	Shares	Value
Naspers Ltd. (Media)	31,084	$7,589,214
NetEase, Inc. ADR (Internet Software & Services)	17,675	4,543,712
Netmarble Games Corp. (Software)	34,781	4,750,450
New Oriental Education & Technology Group, Inc. ADR (Diversified Consumer Services)	71,827	6,452,938
OAO Rosneft Oil Co. GDR (Oil, Gas & Consumable Fuels)	328,100	1,994,887
Oppein Home Group, Inc., Class A* (Household Durables)	111,184	2,385,551
Pagseguro Digital Ltd., Class A* (IT Services)	78,700	2,615,201
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)	610,000	5,957,646
PT Bank Central Asia TBK (Banks)	2,522,100	3,988,782
PT Kalbe Farma TBK (Pharmaceuticals)	34,308,535	3,702,472
PT Telekomunikasi Indonesia Persero TBK (Diversified Telecommunication Services)	10,985,000	3,002,193
PT Unilever Indonesia TBK (Household Products)	753,001	2,503,581
Raia Drogasil SA (Food & Staples Retailing)	239,400	4,696,557
Randon Participacoes SA (Machinery)	419,100	1,045,686
Rumo SA* (Road & Rail)	1,002,011	4,233,567
SA SA International Holdings Ltd. (Specialty Retail)	414,000	258,473
Sands China Ltd. (Hotels, Restaurants & Leisure)	535,200	3,088,435
Sberbank of Russia ADR (Banks)	215,606	3,187,343
Shanghai International Airport Co. Ltd., Class A (Transportation Infrastructure)	1,052,518	8,274,451
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	488,000	3,699,708
TAL Education Group ADR (Diversified Consumer Services)	216,913	7,899,970
Tencent Holdings Ltd. (Internet Software & Services)	384,000	18,853,647
Turkiye Garanti Bankasi AG (Banks)	808,400	1,824,382
Vietnam Dairy Products JSC (Food Products)	370,970	3,014,956
Vipshop Holdings Ltd. ADR* (Internet & Direct Marketing Retail)	195,816	3,031,232
Wal-Mart de Mexico Sab de CV (Food & Staples Retailing)	1,060,200	2,948,339
X5 Retail Group NV GDR* (Food & Staples Retailing)	109,680	3,118,922
Yandex NV* (Internet Software & Services)	71,701	2,391,945
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	71,258	3,046,992
TOTAL COMMON STOCKS (Cost $226,570,742)		268,908,681
TOTAL INVESTMENTS (Cost $226,570,742) – 95.6%		268,908,681
Other Net Assets (Liabilities) – 4.4%		12,265,863
NET ASSETS – 100.0%		$281,174,544
*
Non-income producing security

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2018

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2018:
	Value	% of Net Assets
Automobiles	$2,416,906	0.9%
Banks	42,960,635	15.3%
Chemicals	2,494,507	0.9%
Diversified Consumer Services	14,352,908	5.1%
Diversified Financial Services	4,699,271	1.7%
Diversified Telecommunication Services	3,002,193	1.1%
Food & Staples Retailing	20,279,962	7.2%
Food Products	10,518,028	3.7%
Health Care Providers & Services	11,135,187	3.9%
Hotels, Restaurants & Leisure	16,255,921	5.8%
Household Durables	8,275,729	2.9%
Household Products	6,458,283	2.3%
Insurance	8,486,185	3.0%
Internet & Direct Marketing Retail	8,976,368	3.2%
Internet Software & Services	45,271,053	16.1%
IT Services	2,615,201	0.9%
Machinery	1,045,686	0.4%
Media	7,589,214	2.6%
Metals & Mining	1,610,324	0.6%
Multiline Retail	3,067,316	1.1%
Oil, Gas & Consumable Fuels	1,994,887	0.7%
Personal Products	9,652,532	3.5%
Pharmaceuticals	9,566,176	3.4%
Road & Rail	4,233,567	1.5%
Semiconductors & Semiconductor Equipment	3,699,708	1.3%
Software	4,750,450	1.7%
Specialty Retail	5,226,033	1.9%
Transportation Infrastructure	8,274,451	2.9%
Other Net Assets	12,265,863	4.4%
Total	$281,174,544	100.0%
The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2018:
	Value	% of Net Assets
Argentina	$1,591,608	0.6%
Brazil	21,954,637	7.8%
China	101,099,139	35.9%
Egypt	2,718,616	1.0%
Hong Kong	9,296,743	3.3%
India	31,708,859	11.2%
Indonesia	13,197,028	4.7%
Mexico	9,358,718	3.3%
Netherlands	2,533,490	0.9%
Peru	2,864,277	1.0%
Philippines	1,375,067	0.5%
Romania	2,416,801	0.9%
Russia	10,693,097	3.8%
South Africa	18,848,304	6.7%
South Korea	21,846,908	7.8%
Taiwan	3,699,708	1.3%
Thailand	4,209,027	1.5%
Turkey	1,824,382	0.6%
United Kingdom	1,610,324	0.6%
United States	3,046,992	1.1%
Vietnam	3,014,956	1.1%
Other Net Assets	12,265,863	4.4%
Total	$281,174,544	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2018

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $67,596,633, $56,361,596 and $226,570,742)	$69,581,792	$62,846,522	$268,908,681
Foreign currency, at value (Cost $106,953, $441 and $3,829,903)	106,641	440	3,763,718
Cash	2,620,220	371,518	9,702,201
Dividends and interest receivable	40,873	26,310	170,079
Receivable for investments sold	492,687	250,417	1,365,240
Receivable for capital shares issued	342,830	81,494	625,411
Reclaims receivable	3,173	53,181	11,905
Prepaid expenses	32,103	34,977	50,329
Total Assets	73,220,319	63,664,859	284,597,564
Liabilities:
Payable for investments purchased	61,718	—	2,812,535
Payable for capital shares redeemed	3,009	15,090	160,529
Payable to Manager	21,901	61,705	179,810
Deferred foreign taxes	34,684	119,440	89,896
Accrued expenses:
Administration	5,753	5,753	5,753
Distribution	2,677	5,481	24,409
Fund accounting	3,435	11,703	4,526
Transfer agent	3,285	6,121	24,425
Custodian	3,889	3,704	11,715
Legal and audit fees	18,083	23,825	81,238
Trustee	438	575	2,040
Other	5,620	7,369	26,144
Total Liabilities	164,492	260,766	3,423,020
Net Assets	$73,055,827	$63,404,093	$281,174,544
Net Assets consist of:
Capital	$68,409,642	$54,702,339	$251,439,327
Accumulated net investment income (loss)	(13,271)	—	(670,030)
Accumulated net realized gains (losses) on investments and foreign currency	2,709,825	2,342,108	(11,762,669)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,949,631	6,359,646	42,167,916
Net Assets	$73,055,827	$63,404,093	$281,174,544
Net Assets:
Class A	$4,889,285	$6,220,839	$45,145,131
Class C	2,162,199	5,031,292	18,221,167
Class I	66,004,343	52,151,962	217,808,246
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Class A	371,522	454,267	3,032,659
Class C	174,332	391,394	1,296,483
Class I	4,931,050	3,723,975	14,374,022
Net Asset Value (redemption price per share):
Class A	$13.16	$13.69	$14.89
Class C(a)	$12.40	$12.85	$14.05
Class I	$13.39	$14.00	$15.15
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$13.96	$14.53	$15.80
Amounts shown as “—” are either $0 or round to $0.
(a)
Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2018

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$547,179	$443,579	$2,339,001
Foreign tax withholding	(47,357)	(13,954)	(215,795)
Total Investment Income	499,822	429,625	2,123,206
Expenses:
Manager fees	408,429	359,440	2,197,706
Administration fees	70,000	70,000	70,000
Distribution fees – Class A	4,249	7,629	65,314
Distribution fees – Class C	8,032	24,012	159,935
Fund accounting fees	49,978	57,651	51,028
Transfer agent fees	44,092	40,659	244,398
Custodian fees	47,665	33,410	132,430
Trustee fees	23,784	19,499	126,201
Legal and audit fees	42,968	30,586	189,675
State registration and filing fees	43,103	69,399	63,744
Line of credit fees	1,344	4,805	—
Other fees	25,314	29,014	137,400
Total Expenses before fee reductions	768,958	746,104	3,437,831
Waivers and/or reimbursements from the Manager	(241,525)	(242,174)	(564,223)
Fees voluntarily reduced by the Administrator	(27,131)	(27,131)	(27,131)
Total Net Expenses	500,302	476,799	2,846,477
Net Investment Income (Loss)	(480)	(47,174)	(723,271)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	3,824,397	13,325,397	16,725,236
Net realized gains (losses) on foreign currency transactions	(126,535)	(112,878)	(352,146)
Foreign taxes on realized gains (losses)	(16,342)	(83,711)	(86,165)
Change in net unrealized appreciation/depreciation on investments and foreign currency transactions	418,280	(7,572,856)	23,809,746
Net Change in deferred foreign taxes on unrealized gains (losses)	(5,567)	(59,924)	55,368
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	4,094,233	5,496,028	40,152,039
Change in Net Assets Resulting From Operations	$4,093,753	$5,448,854	$39,428,768
Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Fund		Asia Fund
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2018	Year Ended April 30, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$(480)	$(2,008)	$(47,174)	$(1,383)
Net realized gains (losses) on investments	3,824,397	559,081	13,325,397	450,160
Net realized gains (losses) on foreign currency transactions	(126,535)	(1,157)	(112,878)	(85,365)
Foreign taxes on realized gains (losses)	(16,342)	(2,742)	(83,711)	(24,643)
Change in net unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	412,713	1,244,379	(7,632,780)	2,134,917
Change in net assets resulting from operations	4,093,753	1,797,553	5,448,854	2,473,686
Change in net assets from capital transactions	46,499,935	14,162,531	44,249,223	(14,247,039)
Change in net assets	50,593,688	15,960,084	49,698,077	(11,773,353)
Net Assets:
Beginning of period	22,462,139	6,502,055	13,706,016	25,479,369
End of period	$73,055,827	$22,462,139	$63,404,093	$13,706,016
Accumulated net investment income (loss)	$(13,271)	$—	$—	$(49,268)
Capital Transactions:
Class A
Proceeds from shares issued	$5,020,692	$161,960	$750,533	$32,977
Proceeds from shares issued in merger	—	—	6,629,940	—
Cost of shares redeemed	(381,090)	(274,156)	(1,965,089)	(200,007)
Class C
Proceeds from shares issued	1,892,566	109,946	231,396	78,303
Proceeds from shares issued in merger	—	—	4,693,976	—
Cost of shares redeemed	(148,080)	(1,277,534)	(535,100)	(39,275)
Class I
Proceeds from shares issued	48,536,816	18,419,786	7,141,449	278,352
Proceeds from shares issued in merger	—	—	47,381,496	—
Cost of shares redeemed	(8,420,969)	(2,977,471)	(20,079,378)	(14,397,389)
Change in net assets resulting from capital transactions	$46,499,935	$14,162,531	$44,249,223	$(14,247,039)
Share Transactions:
Class A
Issued	364,221	16,009	55,678	3,265
Shares issued in merger	—	—	501,846	—
Redeemed	(30,474)	(27,627)	(139,622)	(20,294)
Class C
Issued	149,191	12,503	18,293	8,780
Shares issued in merger	—	—	377,341	—
Redeemed	(12,356)	(134,861)	(41,661)	(4,173)
Class I
Issued	3,572,459	1,765,313	502,141	28,238
Shares issued in merger	—	—	3,510,677	—
Redeemed	(618,446)	(313,480)	(1,447,642)	(1,464,048)
Change in shares	3,424,595	1,317,857	3,337,051	(1,448,232)

Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Great Consumer Fund
	Year Ended April 30, 2018	Year Ended April 30, 2017
From Investment Activities:
Operations:
Net investment income (loss)	$(723,271)	$(615,909)
Net realized gains (losses) on investments	16,725,236	1,291,783
Net realized gains (losses) on foreign currency transactions	(352,146)	(241,690)
Foreign taxes on realized gains (losses)	(86,165)	(189,788)
Change in net unrealized appreciation/depreciation on investments, foreign currency transactions and foreign taxes	23,865,114	17,519,035
Change in net assets resulting from operations	39,428,768	17,763,431
Change in net assets from capital transactions	96,165,027	(51,000,821)
Change in net assets	135,593,795	(33,237,390)
Net Assets:
Beginning of period	145,580,749	178,818,139
End of period	$281,174,544	$145,580,749
Accumulated net investment income (loss)	$(670,030)	$(314,968)
Capital Transactions:
Class A
Proceeds from shares issued	$32,687,374	$6,365,288
Cost of shares redeemed	(6,088,335)	(14,045,283)
Class C
Proceeds from shares issued	4,583,133	1,501,769
Cost of shares redeemed	(3,179,409)	(9,808,057)
Class I
Proceeds from shares issued	110,159,868	43,559,723
Cost of shares redeemed	(41,997,604)	(78,574,261)
Change in net assets resulting from capital transactions	$96,165,027	$(51,000,821)
Share Transactions:
Class A
Issued	2,197,936	586,151
Redeemed	(438,411)	(1,322,296)
Class C
Issued	336,455	145,838
Redeemed	(251,080)	(958,658)
Class I
Issued	7,525,575	3,980,620
Redeemed	(2,894,203)	(7,254,436)
Change in shares	6,476,272	(4,822,781)

Amounts shown as “—” are either $0 or round to $0.
See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights for the periods indicated Selected data for a share of beneficial interest outstanding throughout the periods indicated
		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover(b)
Emerging Markets Fund
Class A
Year Ended April 30, 2018	$10.80	(0.03)(c)	2.39	2.36	—	—	—	$13.16	21.85%	1.50%	(0.22)%	2.08%	$4,889	72%
Year Ended April 30, 2017	$8.87	(0.03)(c)	1.96	1.93	—	—	—	$10.80	21.76%	1.56%(d)	(0.31)%	6.81%	$408	111%
Year Ended April 30, 2016	$10.46	(0.05)(c)	(1.54)	(1.59)	—	—	—	$8.87	(15.20)%	1.70%	(0.56)%	6.15%	$438	105%
Year Ended April 30, 2015	$9.52	0.06(c)	0.88	0.94	—	—	—	$10.46	9.87%	1.73%(e)	0.56%	5.71%	$402	99%
Year Ended April 30, 2014	$9.62	(0.02)	(0.08)	(0.10)	—	—	—	$9.52	(1.04)%	1.78%(f)	(0.15)%	4.45%	$1,279	77%
Class C
Year Ended April 30, 2018	$10.26	(0.11)(c)	2.25	2.14	—	—	—	$12.40	20.86%	2.25%	(0.93)%	2.92%	$2,162	72%
Year Ended April 30, 2017	$8.49	(0.09)(c)	1.86	1.77	—	—	—	$10.26	20.85%	2.32%(d)	(1.06)%	6.48%	$385	111%
Year Ended April 30, 2016	$10.10	(0.11)(c)	(1.50)	(1.61)	—	—	—	$8.49	(15.94)%	2.45%	(1.30)%	6.30%	$1,355	105%
Year Ended April 30, 2015	$9.26	(0.05)(c)	0.89	0.84	—	—	—	$10.10	9.07%	2.47%(e)	(0.53)%	6.08%	$761	99%
Year Ended April 30, 2014	$9.43	(0.07)	(0.10)	(0.17)	—	—	—	$9.26	(1.80)%	2.53%(f)	(0.90)%	6.53%	$839	77%
Class I
Year Ended April 30, 2018	$10.96	—(c),(g)	2.43	2.43	—	—	—	$13.39	22.17%	1.25%	0.03%	1.94%	$66,004	72%
Year Ended April 30, 2017	$8.98	0.02(c)	1.96	1.98	—	—	—	$10.96	22.05%	1.32%(d)	0.18%	3.43%	$21,669	111%
Year Ended April 30, 2016	$10.57	(0.01)(c)	(1.58)	(1.59)	—	—	—	$8.98	(15.04)%	1.45%	(0.14)%	3.59%	$4,709	105%
Year Ended April 30, 2015	$9.60	0.05(c)	0.92	0.97	—	—	—	$10.57	10.10%	1.47%(e)	0.43%	2.85%	$9,800	99%
Year Ended April 30, 2014	$9.69	0.02	(0.10)	(0.08)	(0.01)	—	(0.01)	$9.60	(0.83)%	1.53%(f)	0.14%	3.09%	$14,240	77%
Asia Fund
Class A
Year Ended April 30, 2018	$10.93	(0.05)(c)	2.81	2.76	—	—	—	$13.69	25.25%	1.50%	(0.39)%	2.14%	$6,221	177%(h)
Year Ended April 30, 2017	$9.35	(0.02)(c)	1.60	1.58	—	—	—	$10.93	16.90%	1.56%(d)	(0.19)%	4.66%	$398	113%
Year Ended April 30, 2016	$11.90	(0.06)(c)	(1.94)	(1.99)	—	(0.56)	(0.56)	$9.35	(16.86)%	1.70%	(0.58)%	5.55%	$499	95%
Year Ended April 30, 2015	$11.38	0.06(c)	1.98	2.04	—	(1.52)	(1.52)	$11.90	19.30%	1.70%	0.48%	5.42%	$553	100%
Year Ended April 30, 2014	$10.68	(0.03)	0.87	0.84	—	(0.14)	(0.14)	$11.38	7.90%	1.73%(f)	(0.36)%	4.60%	$1,772	88%
Class C
Year Ended April 30, 2018	$10.34	(0.15)(c)	2.66	2.51	—	—	—	$12.85	24.27%	2.25%	(1.14)%	2.90%	$5,031	177%(h)
Year Ended April 30, 2017	$8.91	(0.09)(c)	1.52	1.43	—	—	—	$10.34	16.05%	2.32%(d)	(0.97)%	6.12%	$387	113%
Year Ended April 30, 2016	$11.46	(0.12)(c)	(1.87)	(1.99)	—	(0.56)	(0.56)	$8.91	(17.51)%	2.45%	(1.25)%	8.41%	$292	95%
Year Ended April 30, 2015	$11.08	(0.10)(c)	2.00	1.90	—	(1.52)	(1.52)	$11.46	18.54%	2.45%	(0.83)%	7.39%	$476	100%
Year Ended April 30, 2014	$10.49	(0.13)	0.86	0.73	—	(0.14)	(0.14)	$11.08	6.99%	2.48%(f)	(1.11)%	7.22%	$583	88%
Class I
Year Ended April 30, 2018	$11.15	—(c),(g)	2.85	2.85	—	—	—	$14.00	25.56%	1.25%	(0.03)%	2.02%	$52,152	177%(h)
Year Ended April 30, 2017	$9.52	—(c),(g)	1.63	1.63	—	—	—	$11.15	17.12%	1.32%(d)	0.01%	2.27%	$12,922	113%
Year Ended April 30, 2016	$12.07	(0.04)(c)	(1.96)	(1.99)	—	(0.56)	(0.56)	$9.52	(16.61)%	1.45%	(0.35)%	2.22%	$24,688	95%
Year Ended April 30, 2015	$11.50	(0.03)(c)	2.12	2.09	—	(1.52)	(1.52)	$12.07	19.55%	1.45%	(0.22)%	2.82%	$29,119	100%
Year Ended April 30, 2014	$10.77	(0.01)	0.88	0.87	—	(0.14)	(0.14)	$11.50	8.12%	1.48%(f)	(0.11)%	3.46%	$10,470	88%
(a)
Total Return reflects any fee waivers or reimbursement during the applicable period and would have been lower in their absence.

(b)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)
Calculated using the average shares method.

(d)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date.

(e)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.

(f)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.

(g)
Amount is less than $0.005.

(h)
Asia Fund acquired the net assets of another series of the Trust during the year ended April 30, 2018. This acquisition did not affect its portfolio turnover ratio.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights for the periods indicated Selected data for a share of beneficial interest outstanding throughout the periods indicated
		Investment Activities			Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Net Assets, End of Period (000’s)	Portfolio Turnover(b)
Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2018	$11.82	(0.08)(c)	3.15	3.07	—	—	—	$14.89	25.97%	1.50%	(0.53)%	1.78%	$45,145	52%
Year Ended April 30, 2017	$10.44	(0.06)(c)	1.44	1.38	—	—	—	$11.82	13.22%	1.56%(d)	(0.51)%	2.05%	$15,047	55%
Year Ended April 30, 2016	$13.05	(0.07)(c)	(2.54)	(2.61)	—	—	—	$10.44	(20.00)%	1.70%	(0.68)%	1.92%	$20,970	68%
Year Ended April 30, 2015	$11.76	(0.05)(c)	1.40	1.35	—	(0.06)	(0.06)	$13.05	11.53%	1.77%(e)	(0.39)%	2.10%	$23,701	63%
Year Ended April 30, 2014	$12.11	(0.03)	(0.32)	(0.35)	—	—	—	$11.76	(2.89)%	1.85%	(0.51)%	2.53%	$38,988	29%
Class C
Year Ended April 30, 2018	$11.24	(0.16)(c)	2.97	2.81	—	—	—	$14.05	25.00%	2.25%	(1.20)%	2.53%	$18,221	52%
Year Ended April 30, 2017	$10.00	(0.13)(c)	1.37	1.24	—	—	—	$11.24	12.40%	2.32%(d)	(1.24)%	2.80%	$13,616	55%
Year Ended April 30, 2016	$12.60	(0.15)(c)	(2.45)	(2.60)	—	—	—	$10.00	(20.63)%	2.45%	(1.44)%	2.67%	$20,246	68%
Year Ended April 30, 2015	$11.44	(0.15)(c)	1.37	1.22	—	(0.06)	(0.06)	$12.60	10.71%	2.49%(e)	(1.28)%	2.80%	$23,875	63%
Year Ended April 30, 2014	$11.87	(0.08)	(0.35)	(0.43)	—	—	—	$11.44	(3.62)%	2.60%	(1.17)%	3.43%	$13,112	29%
Class I
Year Ended April 30, 2018	$12.00	(0.03)(c)	3.18	3.15	—	—	—	$15.15	26.25%	1.25%	(0.23)%	1.53%	$217,808	52%
Year Ended April 30, 2017	$10.57	(0.03)(c)	1.46	1.43	—	—	—	$12.00	13.53%	1.32%(d)	(0.25)%	1.73%	$116,917	55%
Year Ended April 30, 2016	$13.19	(0.05)(c)	(2.57)	(2.62)	—	—	—	$10.57	(19.86)%	1.45%	(0.45)%	1.59%	$137,602	68%
Year Ended April 30, 2015	$11.85	(0.04)(c)	1.44	1.40	—	(0.06)	(0.06)	$13.19	11.86%	1.48%(e)	(0.33)%	1.69%	$170,275	63%
Year Ended April 30, 2014	$12.18	0.02	(0.35)	(0.33)	—	—	—	$11.85	(2.71)%	1.60%	(0.05)%	2.30%	$58,622	29%
(a)
Total Return reflects any fee waivers or reimbursement during the applicable period and would have been lower in their absence.

(b)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)
Calculated using the average shares method.

(d)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2016 and the higher limit in effect prior to that date.

(e)
The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2018

1. Organization
Mirae Asset Discovery Funds (the “Trust”) is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the “1940 Act”). As of April 30, 2018, the Trust is comprised of the following three funds: Emerging Markets Fund, Asia Fund and Emerging Markets Great Consumer Fund. Each may be referred to individually as a “Fund” and collectively as the “Funds.” A fourth fund, the Emerging Markets Corporate Debt Fund, has not yet commenced operations.
Each Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.
2. Significant Accounting Policies
The Funds are investment companies and accordingly follow accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investments Companies, as amended. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.
Investment Valuation
The Funds record investments at fair value. Fair value is defined as the value that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the US market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, “fair value” of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).
Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.
The Funds may invest in American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of depositary receipts, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country.
Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.
Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the “Manager”) determines that the closing market prices do not represent the securities’ current value because of an intervening “significant event”) will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2018

quotations may not be readily available include, but are not limited to, when the security’s trading has been halted or suspended, when the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Manager’s Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.
Each Fund uses fair value pricing to seek to ensure that such Fund’s net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s net asset value by short term traders.
The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:
■
Level 1 — quoted prices in active markets for identical assets

■
Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

■
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
Pursuant to the valuation procedures noted previously, equity securities are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security).
A summary of the valuations as of April 30, 2018, based upon the three levels defined above, are identified below for each Fund.
	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stocks
Banks	$2,517,255	$9,549,330	$—	$12,066,585
Construction Materials	460,416	905,000	—	1,365,416
Consumer Finance	906,455	—	—	906,455
Electric Utilities	379,430	—	—	379,430
Food & Staples Retailing	1,619,108	2,503,055	—	4,122,163
Hotels, Restaurants & Leisure	1,876,134	2,259,210	—	4,135,344
Household Durables	915,704	1,236,258	—	2,151,962
Internet & Direct Marketing Retail	2,201,444	—	—	2,201,444
Internet Software & Services	5,135,747	1,423,843	—	6,559,590
Machinery	226,553	924,073	—	1,150,626
Oil, Gas & Consumable Fuels	854,863	1,833,855	—	2,688,718
Road & Rail	1,226,229	—	—	1,226,229
Other Common Stocks+	—	30,627,830	—	30,627,830
Total Investments	$18,319,338	$51,262,454	$—	$69,581,792
Asia Fund
Common Stocks
Consumer Finance	$661,815	$—	$—	$661,815
Diversified Consumer Services	1,064,520	—	—	1,064,520
Hotels, Restaurants & Leisure	1,223,706	1,408,769	—	2,632,475
Internet & Direct Marketing Retail	2,511,000	—	—	2,511,000
Internet Software & Services	4,352,803	1,983,560	—	6,336,363
Software	931,109	456,909	—	1,388,018
Other Common Stocks+	—	48,252,331	—	48,252,331
Total Investments	$10,744,953	$52,101,569	$—	$62,846,522

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2018

	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Great Consumer Fund
Common Stocks
Banks	$12,643,740	$30,316,895	$—	$42,960,635
Diversified Consumer Services	14,352,908	—	—	14,352,908
Food & Staples Retailing	7,644,896	12,635,066	—	20,279,962
Hotels, Restaurants & Leisure	5,837,633	10,418,288	—	16,255,921
Household Durables	1,728,193	6,547,536	—	8,275,729
Internet & Direct Marketing Retail	8,976,368	—	—	8,976,368
Internet Software & Services	26,417,406	18,853,647	—	45,271,053
IT Services	2,615,201	—	—	2,615,201
Machinery	1,045,686	—	—	1,045,686
Multiline Retail	3,067,316	—	—	3,067,316
Road & Rail	4,233,567	—	—	4,233,567
Other Common Stocks+	—	101,574,335	—	101,574,335
Total Investments	$88,562,914	$180,345,767	$—	$268,908,681

+
For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

For the year ended April 30, 2018, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end.
Transfers that occurred from Level 1 to Level 2 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings, and transfers that occurred from Level 2 to Level 1 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings no longer being required are as follows:
	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Emerging Markets Fund	$33,405,946	$—
Asia Fund	34,080,296	—
Emerging Markets Great Consumer Fund	128,870,384	—
Foreign Currency Transactions
The accounting records of the Funds are maintained in US dollars. Non-US dollar denominated amounts are translated into US dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:
i)
value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)
purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.
Investment income from non-US sources received by a Fund is generally subject to non-US withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable US income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.
Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2018

Allocations
Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.
The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.
Distributions to Shareholders
Each of the Funds intends to declare and distribute net investment income at least annually, if any, and distribute net realized capital gains, if any, annually.
The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (“PFICs”)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.
Federal Income Taxes
Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.
Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.
3. Transactions with Affiliates and other Servicing Arrangements
The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the “Investment Management Agreement”). Under this agreement, each Fund pays the Manager a fee, accrued daily and payable monthly at an annualized rate of the average daily net assets of each Fund as listed below:
Emerging Markets Fund	1.05%
Asia Fund	1.00%
Emerging Markets Great Consumer Fund	1.05%
The Manager, with respect to each of the Funds, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund.
The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2018 as follows:
	Class A	Class C	Class I
Emerging Markets Fund	1.50%	2.25%	1.25%
Asia Fund	1.50%	2.25%	1.25%
Emerging Markets Great Consumer Fund	1.50%	2.25%	1.25%
Waivers and reimbursements under this agreement are accrued daily and paid monthly.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2018

Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2018, the repayments that may potentially be made by the Funds are as follows:
	Expires 4/30/19	Expires 4/30/20	Expires 4/30/21	Total
Emerging Markets Fund	$250,725	$192,681	$241,525	$684,931
Asia Fund	237,924	221,569	242,174	701,667
Emerging Markets Great Consumer Fund	321,529	677,501	564,223	1,563,253
Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., serves as the Trust’s administrator and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds. Citi voluntarily waived a portion of its fees during the year ended April 30, 2018 as indicated on each Fund's Statement of Operations under the caption “Fees voluntarily reduced by the Administrator.” Each Fund's ratio of net expenses to average net assets was unaffected by these voluntary waivers due to contractual expense limit described above.
FIS Investor Services LLC (“FIS”) serves as transfer agent for the Funds under a transfer agency agreement and receives fees for its services.
Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.
The Funds have an uncommitted $10,000,000 demand line of credit facility with Citibank, N.A., expiring August 1, 2018. Borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. During the year ended April 30, 2018, the borrowings were as follows:
	Amount Borrowed	Date of Borrowing		Interest Rate
		Start	End
Emerging Markets Fund	$2,800,000	February 9, 2018	February 20, 2018	2.469%
Asia Fund	7,400,000	December 26, 2017	January 4, 2018	2.479%
Interest charged under this facility during this year ended April 30, 2018 are identified as Line of credit fees on the accompanying Statements of Operations.
Funds Distributor, LLC (the “Distributor”) serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2018 as follows:
	Class A	Class C
Emerging Markets Fund	$1,602	$—
Asia Fund	1,333	—
Emerging Markets Great Consumer Fund	11,748	—
For the year ended April 30, 2018, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund’s purchases and sales of portfolio investments were as follows:
	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$7,017
Asia Fund	Mirae Asset Securities (Hong Kong) Ltd.	10,250
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	18,965
Certain officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2018

4. Securities Transactions
The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2018 were as follows:
	Purchases	Sales
Emerging Markets Fund	$70,232,310	$27,004,444
Asia Fund	62,335,709	61,374,370
Emerging Markets Great Consumer Fund	189,235,872	105,178,445
5. Investment Risks
Asset Allocation Risk
Each Fund’s ability to achieve its investment objective will depend, in part on the investment manager’s ability to select the best asset allocation of assets across the various developed and emerging markets. This is a risk that the manager’s evaluations and assumptions may be incorrect in view of actual market condition.
Concentration Risk
Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedules of Portfolio Investments provide information on each Fund’s holdings, including industry and/or geographical composition, as relevant.
Emerging Markets Risks
The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.
Equity Securities Risk
Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.
Foreign Securities Risk
Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.
Growth Investing Risk
Investments in growth focused companies may be more volatile than other stocks or the market as a whole. Growth focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market. The price of securities issued by growth-focused companies may be more sensitive to the companies’ current or expected earnings.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2018

6. Federal Income Tax Information
At April 30, 2018, the Funds had net capital loss carryforwards (“CLCFs”) for federal income tax purposes which are not subject to expiration and which are available to reduce the future capital gain distributions to shareholders:
CLCFs originating in the current tax year and not subject to expiration:
	Short-Term Amount	Long-Term Amount	Total
Asia Fund	$3,353,297	$—	$3,353,297
Emerging Markets Great Consumer Fund	11,247,455	—	11,247,455
Asia Fund‘s ability to use the CLCFs of Asia Great Consumer Fund (see the Acquisition of Fund note, below) may be limited by loss limitation rules under federal tax law.
During the year ended April 30, 2018, the following Funds utilized CLCFs to offset realized capital gains:
Amount
Emerging Markets Fund	$845,698
Asia Fund	6,922,339
Emerging Markets Great Consumer Fund	15,509,370
Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:
	Post October Loss Deferred	Post October Currency Loss Deferred and Late Year Ordinary Loss Deferred	Total
Emerging Markets Great Consumer Fund	$—	$671,596	$671,596
As of April 30, 2018, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:
	Accumulated Net Investment Income	Accumulated Net Realized Gains	Paid in Capital
Emerging Markets	$(12,791)	$12,792	$(1)
Asia Fund	96,442	(8,258,248)	8,161,806
Emerging Markets Greater Consumer Fund	368,209	438,309	(806,518)
As of April 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Emerging Markets Fund	$1,841,636	$997,470	$2,839,106	$—	$1,807,079	$4,646,185
Asia Fund	806,476	5,106,580	5,913,056	(3,353,297)	6,141,995	8,701,754
Emerging Markets Great Consumer Fund	—	—	—	(11,919,051)	41,654,268	29,735,217
(a)
The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2018

At April 30, 2018, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:
	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Fund	$67,739,184	$4,634,758	$(2,792,150)	$1,842,608
Asia Fund	56,579,247	8,543,222	(2,275,947)	6,267,275
Emerging Markets Great Consumer Fund	227,085,956	47,692,935	(5,870,210)	41,822,725
7. Control Ownership and Principal Holders
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2018, the Funds have individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), and representing ownership as follows:
Beneficial Ownership
Emerging Markets Fund	27%
Asia Fund	43%
Emerging Markets Great Consumer Fund	64%
8. Acquisition of Fund
Effective as of the close of business December 1, 2017, the Asia Fund acquired all of the assets and liabilities of the Asia Great Consumer Fund (“Acquired Fund”), a series of the Trust, pursuant to a plan of reorganization (the “Plan”) approved by the Board on September 12, 2017. The acquisition was accomplished by a tax-free exchange of 501,846 Class A shares, 377,341 Class C shares and 3,510,677 Class I shares of the Asia Fund, valued at $6,629,940, $4,693,976 and $47,381,496, respectively, for 429,134 Class A shares, 320,980 Class C shares and 3,016,995 Class I shares, respectively, of equal aggregate value, of the Acquired Fund outstanding as of the close of business December 1, 2017.
Pursuant to the Plan, all of the assets and liabilities of the Acquired Fund were transferred to the Asia Fund. At the close of business December 1, 2017, the Acquired Fund’s net assets had a fair value of  $58,703,225 and identified cost of  $46,431,322. For financial reporting purposes, assets received and shares issued by the Asia Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Asia Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Asia Fund’s net assets were $17,778,916. All fees and expenses incurred by the Acquired Fund and the Asia Fund directly in connection with the Plan were borne by the Manager as provided by the Plan.
Assuming the acquisition had been completed on May 1, 2017, the beginning of the annual reporting period of the Asia Fund, the Asia Fund’s pro forma results of operations for the year ended April 30, 2018, are as follows:
Net investment income (loss)	$(66,999)
Net realized/unrealized gains (losses)	18,944,256
Change in net assets resulting from operations	$18,877,257
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Asia Fund’s statement of operations since December 2, 2017.
Asia Fund did not purchase or sell securities following the acquisition for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Acquired Fund did not affect Asia Fund’s portfolio turnover ratio for the year ended April 30, 2018.
9. Subsequent Events
Management evaluated subsequent events through the date these financial statements were issued and concluded no such events require recognition or disclosure in these financial statements.

Mirae Asset Discovery Funds
April 30, 2018

Report of Independent Registered Public Account Firm
To the Shareholders and Board of Trustees of
Mirae Asset Discovery Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Mirae Asset Discovery Funds comprising the Emerging Markets Fund, Asia Fund and Emerging Markets Great Consumer Fund (the “Funds”) as of April 30, 2018, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial statements and financial highlights for the years ended April 30, 2017 and prior, were audited by other auditors whose report dated June 26, 2017, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of April 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2017.
COHEN & COMPANY, LTD.
Cleveland, Ohio
June 28, 2018

Mirae Asset Discovery Funds
Other Information (Unaudited)

Change in Independent Registered Public Accounting Firm
On July 7, 2017, Ernst & Young LLP (“Ernst & Young”) resigned as the Funds’ independent registered public accounting firm. During the Funds’ two most recent fiscal years ended April 30, 2016 and 2017, Ernst & Young’s reports on the Funds’ financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ two most recent fiscal years ended April 30, 2016 and 2017 and the interim period commencing May 1, 2017 and ending July 7, 2017, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years.

Mirae Asset Discovery Funds
Trustees and Officers (Unaudited)	April 30, 2018

Board of Trustees:
Name and Year of Birth*	Positions(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held
Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971 (Professor Emeritus since 2015).	3	Director of Adams Diversified Equity Fund; Director of Adams Natural Resources Fund; Director of Credit Suisse Asset Management Funds (two closed-end funds, eight open-end funds and one variable annuity fund, each an investment company) from 1990 to 2017; Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Credit Suisse Next Investors, LLC (private investment company); Director of Credit Suisse Park View BDC, Inc (private business development company) from 2015 to 2016; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.
John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	Retired.	3	None
Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC (investment industry consulting) since 2008.	3	Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc.(investment management) from August 2012 to March 2017; Director of the Angel Oak Flexible Income Fund (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management)
Interested Trustees:
Peter T.C. Lee (1965)	Trustee	August 2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. from May 2012 to November 2016.	3	None

Mirae Asset Discovery Funds
Trustees and Officers (Unaudited)	April 30, 2018

Officers:
Name and Year of Birth*	Positions(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Peter T.C. Lee (1965)	President	August 2016 to present	Chief Executive Officer and Chief Investment Officer of Mirae Asset Global Investments (USA) LLC since November 2016 and Head of Emerging Markets Investment Strategist from February 2011 to May 2012; Executive Managing Director (Chief Officer), Global Investments Unit, of Mirae Asset Global Investments Co. Ltd. from May 2012 to November 2016.
Robert Shea (1966)	Vice President Secretary	August 2016 to present March 2013 to August 2016	Chief Marketing Officer of Mirae Asset Global Investments (USA) LLC since January 2018, Chief Operating Officer from March 2013 to January 2018 and Head of Finance and Operations from July 2009 to March 2013; Director and Executive Vice President of Horizons ETFs Management (USA) LLC since 2012.
Thomas N. Calabria (1968)	Secretary Chief Compliance Officer	August 2016 to present February 2017 to present	Chief Compliance Officer of Mirae Asset Global Investments LLC since May 2014 and Horizons ETFs Management (USA) LLC since May 2014; Chief Compliance Officer of Burnham Asset Management from 2007 to 2014 and Burnham Investors Trust from 2006 to 2014.
Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.
*
The business address of each Trustee and Officer is 625 Madison Avenue, 3rd Floor, New York, NY 10022.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds

To Make Investments
Regular Mail:
Mirae Asset Discovery Funds
P.O. Box 183165
Columbus, Ohio 43218-3165

Express, Registered or
Certified Mail:
Mirae Asset Discovery Funds
4249 Easton Way, Ste. 400
Columbus, Ohio 43219
Phone Number:
1-888-335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the “Trust”). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust’s website at http://investments.miraeasset.us.
The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission’s website at sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.
Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.
04/18

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b)	During the period covered by the report, with respect to the Registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2017 and April 30, 2018, the aggregate fees billed by Ernst & Young LLP and Cohen & Company, Ltd. for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:	2017	$60,795 (Ernst & Young LLP)
		2018	$37,500

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

2017	$0 (Ernst & Young LLP)
2018	$0

(c)	Tax Fees:

2017	$26,950 (Ernst & Young LLP)
2018	$10,500

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young, LLP and Cohen & Company, Ltd. for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2017 and 2018 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

2017	$0 (Ernst & Young LLP)
2018	$0

For the fiscal years ended April 30, 2017 and April 30, 2018, there were no fees billed for professional services rendered by Ernst & Young LLP or Cohen & Company, Ltd. to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)	Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)	For the fiscal years ended April 30, 2017 and April 30, 2018, the Aggregate non-audit fees billed by Ernst & Young LLP and Cohen & Company, Ltd. for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $26,950 and $0, respectively.

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Mirae Asset Discovery Funds

By (Signature and Title) /s/ Peter T.C. Lee

Peter T.C. Lee, President and Principal Executive Officer

Date  June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Peter T.C. Lee

Peter T.C. Lee, President and Principal Executive Officer

Date  June 22, 2018

By (Signature and Title) /s/ Joel B. Engle

Joel B. Engle, Treasurer and Principal Financial and Accounting Officer

Date  June 22, 2018